UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item 5. Other Events and Regulation FD Disclosure

On March 26, 2004, Lydall, Inc. (the “Company”) issued a press release titled “Thomas P. Smith Appointed Vice President, Chief Financial Officer and Treasurer of Lydall, Inc.” This appointment is effective April 1, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	Press release dated March 26, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

March 30, 2004	By:	/s/ THOMAS P. SMITH
Thomas P. Smith Vice President – Controller and Interim Chief Financial Officer (On behalf of the Registrant and as Principal Accounting Officer and Interim Principal Financial Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
99.1	Press Release dated March 26, 2004, titled “Thomas P. Smith Appointed Vice President, Chief Financial Officer and Treasurer of Lydall, Inc.,” filed herewith.

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